  Summary Prospectus

Touchstone Diversified Small Cap Growth Fund  July 30, 2013

Class A Ticker: TDSAX Class C Ticker: TDSCX
Class Y Ticker: TDSIX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated July 30, 2013, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Diversified Small Cap Growth Fund seeks long-term growth of capital.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 60 and in the Fund's Statement of Additional Information ("SAI") on page 75.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.82%	1.57%	0.50%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1,2]	2.13%	3.63%	1.56%

1The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund's Annual Report dated March 31, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2Touchstone Advisors, Inc., has voluntarily agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit the Total Annual Operating Expenses (not including Acquired Fund Fees and Expenses) to 1.40%, 2.15%, and 1.15% for Classes A, C, and Y shares, respectively. This expense limitation will remain in effect until the Fund's reorganization into the Touchstone Small Cap Growth Fund is consummated. The reorganization is expected to consummate on or about August 23, 2013.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$779	$465	$159	$365
3 Years	$1,204	$1,112	$493	$1,112
5 Years	$1,653	$1,878	$850	$1,878
10 Years	$2,895	$3,889	$1,856	$3,889

Touchstone Diversified Small Cap Growth Fund

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.

The Fund's Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of small-cap companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60-day prior notice to shareholders. A small cap-company has a market capitalization of less than $2.5 billion or a market capitalization represented within the range of the Russell 2000® Index (between $23 million and $5.8 billion as of June 28, 2013). The size of the companies in the Russell 2000 Index will change with market conditions. The Fund will generally hold approximately 80 – 120 stocks.

The Fund will invest in securities that the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington" or "Sub-Advisor"), believes will capitalize on inefficiencies that exist in the small-cap growth market by focusing on:

•  Companies that are experiencing improving long-term or cyclical fundamental trends;

•  High quality, well-managed companies; and

•  Companies with competitive business models.

Fort Washington employs a four-step investment process:

1.  Proprietary Quantitative Selection Criteria – The small-cap growth stock universe is analyzed through a quantitative model and stocks are given rankings along four dimensions: fundamental, risk, valuation and technical. This reduces the universe to a bullpen of approximately 300 stocks.

2.  Fundamental Research – Bottom-up fundamental research is conducted on the resulting bullpen of stocks along several dimensions, such as earnings drivers (those factors that ultimately determine a company's ability to grow its earnings), business model (the strategy used in managing the business), and operating margins (the earnings a company produces before allocating interest expenses, taxes, depreciation, etc.).

3.  Team Review – A portfolio manager recommends stocks after performing the fundamental research. Each portfolio manager specializes in one or more economic sectors, and is responsible for making recommendations within that sector. The entire investment team reviews this recommendation, determining whether to add it to the Fund along with the corresponding position weight, if applicable.

4.  Portfolio Construction – The portfolio is constructed subject to guidelines and constraints. A risk overlay is added to ensure optimal positioning with respect to macroeconomic trends. Positions are consistently monitored and an annual intensive review is conducted to determine if drivers of growth are still present in each security.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•  Small-Cap Risk: The Fund at times may be primarily invested in small-capitalization companies. The Fund is subject to the risk that small-capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Growth Investing Risk: Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Emerging growth

Touchstone Diversified Small Cap Growth Fund

companies typically have less ability to withstand any changes to their business prospects, may involve greater risk than is customarily associated with established companies, and may have heightened liquidity risk and exposure to price movement.

Management Risk: The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the Sub-Advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance.

Sector Focus Risk: A Fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the Russell 2000 Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. For more information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's Statement of Additional Information. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Diversified Small Cap Growth Fund — Class A shares Total Returns as of December 31

Best Quarter: 2nd Quarter 2009	+17.07%
Worst Quarter: 4th Quarter 2008	-28.14%

The year to date return for the Fund's Class A shares as of June 30, 2013 is 13.20%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class A shares and after-tax returns for other Classes will vary.

Class A shares and Class Y shares began operations on September 6, 2006 and Class C shares began operations on August 1, 2007. The Class C shares performance was calculated using the historical performance of the Class A shares for the period from September 6, 2006 through July 31, 2007. Performance for this period has been restated to reflect the impact of Class C shares fees and expenses. Annual returns would differ only to the extent that the Classes have different expenses.

Touchstone Diversified Small Cap Growth Fund

Average Annual Total Returns
For the period ended December 31, 2012

	1 Year	5 Years	Since Inception (09-06-06)
Diversified Small Cap Growth Fund Class A Shares
Return Before Taxes	2.92%	-1.83%	2.54%
Return After Taxes on Distributions	2.92%	-1.83%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	1.90%	-1.54%	1.94%
Diversified Small Cap Growth Fund Class C Shares
Return Before Taxes	7.29%	-1.40%	2.74%
Diversified Small Cap Growth Fund Class Y Shares
Return Before Taxes	9.46%	-0.45%	3.75%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	14.59%	3.49%	5.19%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	Richard R. Jandrain III	Managing Fund since 2006	Managing Director, Vice President and Senior Portfolio Manager
	David Robinson, CFA	Managing Fund since 2006	Vice President and Senior Portfolio Manager
	Daniel J. Kapusta	Managing Fund since 2006	Vice President and Senior Portfolio Manager
	Bihag Patel, CFA	Managing Fund since 2006	Vice President and Senior Portfolio Manager

Buying and Selling Fund Shares

Important Information About the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 23, 2013, the Board, including those Trustees who are not "interested persons" of the Trust as such term is defined in the Investment Company Act of 1940, as amended, approved a proposal to reorganize the Touchstone Diversified Small Cap Growth Fund (the "Fund") into the Touchstone Small Cap Growth Fund (the "SCG Fund", collectively with the Fund, the "Funds"), pursuant to an agreement and plan of reorganization (the "Agreement"). Both Funds are series of the Trust. In making their decision, the Board carefully considered the recommendation of the Funds' investment advisor, Touchstone Advisors, Inc. (the "Advisor"), that the reorganization was advisable due, in part, to the Funds' identical investment goals, similar investment strategies, and the SCG Fund's lower investment advisory fee and its comparable expenses.

Pursuant to the Agreement, the Fund will transfer all of its assets and liabilities to the SCG Fund. Immediately after the reorganization, shareholders of the Fund will own shares of the SCG Fund that are equal in value to the shares of the Fund that they held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different). Shareholders of the Fund will not incur any sales charges or other transaction charges as a result of the reorganization. Shareholders of record of the Fund will be mailed additional information detailing the proposed reorganization in a Prospectus/Information Statement in July 2013. Expenses associated with the reorganization will be borne by the Advisor.

Effective as of the close of business on August 16, 2013, all classes of the Fund will be closed to investments by new investors, except that the Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements. If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after August 16, 2013. It is currently anticipated that the reorganization will be consummated as of the close of business on or about August 23, 2013. It is also anticipated that the reorganization will be on a tax-free basis, which means that no gain or loss would be recognized by the Fund or its shareholders.

Touchstone Diversified Small Cap Growth Fund

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A and Class C shares of the Fund may be purchased and sold directly from Touchstone Securities, Inc. ("Touchstone Securities") or through your financial advisor. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Touchstone Diversified Small Cap Growth Fund

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Touchstone Diversified Small Cap Growth Fund

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Touchstone Diversified Small Cap Growth Fund

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TSF-54-TST-TDSAX-1307